Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

BLACKROCK TCP CAPITAL CORP. PRICES $150,000,000 OF 3.9% NOTES DUE 2024

SANTA MONICA, Calif., August 16, 2019 — BlackRock TCP Capital Corp. (NASDAQ: TCPC) (“TCPC” or the “Company”) announced today the pricing of $150,000,000 in aggregate principal amount of 3.9% notes due 2024 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on August 23, 2019.

The Notes bear interest at a rate of 3.9% per year, payable semiannually and will mature on August 23, 2024 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium, if applicable. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured senior indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

The Company intends to use the net proceeds from this offering to repay amounts outstanding under its credit facilities (which will increase the funds under the credit facilities available to the Company to make additional investments in portfolio companies in accordance with its investment objective) and for other general corporate purposes, including payment of operating expenses.

BofA Securities, Inc. is acting as book running manager for this offering. Wells Fargo Securities, LLC; Deutsche Bank Securities Inc.; Raymond James & Associates, Inc.; Keefe, Bruyette & Woods, Inc.; ING Financial Markets LLC; Capital One Securities, Inc.; Oppenheimer & Co. Inc. and SMBC Nikko Securities America, Inc. are acting as bookrunners.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated August 16, 2019 and the accompanying prospectus dated August 16, 2019, which have been filed with the SEC, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322 or by e-mail: dg.prospectus_requests@baml.com.

ABOUT BLACKROCK TCP CAPITAL CORP.

BlackRock TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on direct lending to middle-market companies as well as small businesses. TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise. TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a wholly-owned, indirect subsidiary of BlackRock, Inc. For more information, visit www.tcpcapital.com.

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in BlackRock TCP Capital Corp. should consider the investment objectives, risks and expenses of the company carefully before investing. This information and other information about the Company are available in the Company’s filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the Company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risks” section of the Company’s prospectus dated August 16, 2019 and its preliminary prospectus supplement dated August 16, 2019, the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018, and the Company’s subsequent periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the Company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release and are subject to change without notice. The Company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SOURCE:

BlackRock TCP Capital Corp.

CONTACT:

BlackRock TCP Capital Corp.
Katie McGlynn
310-566-1094
investor.relations@tcpcapital.com